Other charges	12 Months Ended
Dec. 31, 2022
Text block [abstract]
Other charges
17 Other charges

	2022	2021 1)	2020 1)
Other charges	(5)	101	104

1	Amounts for 2021 and 2020 have been re-presented to reflect the classification of Aegon the Netherlands as held for sale and discontinued operations, refer to note 51 Discontinued operations.

Other charges in 2022 are mainly related to the result of a release of an accrual.
Other charges in 2021 are mainly related to settlements of certain universal life policies in the US. For more details refer to note 45 commitments and contingencies.
Other charges in 2020 are mainly driven by charges of EUR 91 million (USD 104 million) related to settlements of certain universal life policies in the US.